PRUDENTIAL INVESTMENT PORTFOLIOS 16

Prudential Income Builder Fund

Supplement dated March 22, 2017 to the
Summary Prospectus, Statutory Prospectus and Statement of Additional Information
dated December 30, 2016

This supplement sets forth changes to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated December 30, 2016 of Prudential Income Builder Fund (the “Fund”), a series of Prudential Investment Portfolios 16 (PIP 16). The following should be read in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus, Statutory Prospectus and SAI.

1.	The Fund’s Summary Prospectus and Statutory Prospectus section entitled Fund Summary — Principal Investment Strategies, the second paragraph is deleted and replaced with the following:

Quantitative Management Associates LLC (QMA), one of the Fund’s subadvisers, will tactically allocate the Fund's assets among the different sub-classes within equities and equity-related securities and fixed income investments. Asset allocation decisions will be determined using a combination of quantitative tools and the judgment of QMA's investment professionals. To the extent consistent with the Fund’s investment objective, QMA’s asset allocation also may tactically invest up to 10% of the Fund’s total assets in a variety of ETFs, futures and swaps in new or current sub-classes within equities and fixed income investments (the “10% allocation”).

2.	The Fund’s Statutory Prospectus section entitled Fund Summary — Investments and Investment Strategies, the first paragraph is deleted and replaced with the following:

The Fund’s investment objective is to seek income and long-term capital growth. This means that we seek investments that are expected to both generate income and appreciate in value. The Fund seeks to achieve its objectives by investing in a diversified portfolio consisting of a variety of income-oriented investments and strategies within the equity and fixed-income market segments.

QMA will tactically allocate the Fund’s assets among various sub-classes within equity and equity-related securities and fixed-income investments. To the extent consistent with the Fund’s investment objective, QMA’s asset allocation also may tactically invest up to 10% of the Fund’s total assets in a variety of ETFs, futures and swaps in new or current sub-classes within equities and fixed income investments. QMA’s dynamic allocation will adjust allocations as yields change in response to market conditions.

LR933

3.	The Fund’s Statutory Prospectus section entitled Underlying Funds and Exchange Traded Funds, the following is added to the table:
Underlying Funds
Market Segment/ Strategy	Name of Underlying Fund	Investment Objective and Investment Strategies of Underlying Fund
Equity	iShares U.S. Preferred Stock ETF(5)	The Fund seeks to track the investment results of an index composed of U.S. preferred stocks. The Fund seeks to track the investment results of the S&P U.S. Preferred Stock IndexTM (the “Underlying Index”), which measures the performance of a select group of preferred stocks listed on the New York Stock Exchange (“NYSE”), NYSE Arca, Inc. (“NYSE Arca”), NYSE Amex, NASDAQ Global Select Market, NASDAQ Select Market or NASDAQ Capital Market. The Underlying Index does not seek to directly reflect the performance of the companies issuing the preferred stock. The Underlying Index includes preferred stocks with a market capitalization over $100 million that meet minimum price, liquidity, trading volume, maturity and other requirements determined by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”), a subsidiary of S&P Global, Inc. The Underlying Index excludes certain issues of preferred stock, such as those that are issued by special ventures (e.g., toll roads or dam operators) or structured products and brand name products issued by financial institutions that are packaged securities linked to indices or other stocks.
Fixed Income	iShares Convertible Bond ETF(5)	The Fund seeks to track the investment results of an index composed of U.S. dollar-denominated convertible securities, specifically cash pay bonds, with outstanding issue sizes greater than $250 million. The Underlying Index is a subset of the Bloomberg Barclays U.S. Convertibles: Cash Pay Bonds Index, which is one of the four classes of the Bloomberg Barclays U.S. Convertibles Index (the “Parent Index”) (i.e., cash pay, zero coupon, preferred and mandatory convertible bonds) and measures the performance of the U.S. dollar-denominated convertibles market. The Underlying Index is market capitalization-weighted and consists of only cash pay convertible bonds. Cash pay convertible bonds allow the holder of the bond the option to convert into a pre-specified number of shares of the issuer’s common stock, but do not require conversion.

Equity	SPDR Wells Fargo Preferred Stock ETF (3)	The SPDR Wells Fargo Preferred Stock ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon Preferred Securities. In seeking to track the performance of Wells Fargo Hybrid and Preferred Securities Aggregate Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund.

(5) Neither iShares nor the iShares U.S. ETF Trust makes any representation regarding the advisability of investing in the Fund.

4.	The Fund’s Statutory Prospectus section entitled Underlying Funds and Exchange Traded Fund, the second paragraph following the table is deleted and replaced with the following:

Consistent with the Fund’s investment objective and policies, from time to time the Manager and QMA may add other Underlying Prudential Funds and/or ETFs to, or remove current Underlying Prudential Funds and/or ETFs from, the list of Underlying Prudential Funds and/or ETFs in which the Fund may invest, subject to Board approval. This limitation does not include any ETFs purchased by QMA pursuant to its 10% allocation restriction.

LR933